                   OFFSHORE SECURITIES SUBSCRIPTION AGREEMENT


         THIS OFFSHORE SECURITIES SUBSCRIPTION AGREEMENT dated as of October __, 1997 (the "Agreement"), is executed in reliance upon the exemption from registration afforded by Regulation S ("Regulation S") as promulgated by the Securities and Exchange Commission ("SEC"), under the Securities Act of 1933, as amended (the "1933 Act"). Capitalized terms used herein and not defined shall have the meanings given to them in Regulation S.

         This Agreement has been executed by the undersigned "Buyer" in connection with the private placement of 6.0% Convertible Debentures of Byron Preiss Multimedia Company, Inc., a corporation organized under the laws of New York, with its principal executive offices located at 24 W. 25th Street, 10th Floor, New York, N.Y. 10010 (hereinafter referred to as "Seller"). Buyer hereby represents and warrants to, and agrees with Seller that:

         THE SECURITIES OFFERED HEREBY HAVE NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED, AND THE RULES AND REGULATIONS PROMULGATED THEREUNDER (THE "1933 ACT"), AND MAY NOT BE OFFERED OR SOLD WITHIN THE UNITED STATES (AS DEFINED IN REGULATION S OF THE 1933 ACT) OR TO, OR FOR THE ACCOUNT OR BENEFIT OF, U.S. PERSONS (AS DEFINED IN REGULATION S OF THE 1933 ACT) EXCEPT PURSUANT TO REGISTRATION UNDER OR AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE 1933 ACT.

         1.       Agreement To Subscribe; Purchase Price.

                  (a) Subscription. The undersigned Buyer hereby subscribes for and agrees to purchase the Sellers 6.0% Convertible Debentures substantially in the form of Debentures attached as Exhibit A hereto and having an aggregate original principal amount of up to Four Hundred Thousand United States Dollars (U.S. $400,000) (singly, a "Debenture," and collectively, the "Debentures"), at an aggregate purchase price as set forth in subsection (b) herein.

                  (b) Payment. The Purchase Price for the Buyer's portion of the Debenture shall be up to Four Hundred Thousand United States Dollars (U.S. $400,000) (the "Purchase Price"), which shall be payable at each closing pursuant to Section 1(c) herein by delivering immediately available funds in United States Dollars by wire transfer to the designated depository of Seller for closing by delivery of securities versus payment.

                  (c) Closing. Subject to the satisfaction of the conditions set forth in Sections 7 and 8 hereof, the closing of the transactions contemplated by this Agreement shall occur from time to time in denominations of not less than $50,000 but in any event up to $400,000 shall close on or before November 4, 1997, or such earlier or later date as is mutually agreed to in writing by Buyer and Seller.

         2.       Buyer Representations and Covenants; Access to Information.

                  Offshore Transaction. In connection with the purchase and sale of the Debentures, Buyer represents and warrants to, and covenants and agrees with Seller as follows:

                           (i) Buyer is not a natural person and is not
                  organized under the laws of any jurisdiction within the United States (as defined in Regulation S), was not formed by a U.S. Person (as defined in Section 902(o) of Regulation S) for the purpose of investing in securities not registered under the 1933 Act and is not otherwise a U.S. Person. Buyer is not, and on the closing date will not be, an affiliate of Seller;

                           (ii) At the time the buy order was originated, Buyer
                  was outside the United States and is outside of the United States as of the date of the execution and delivery of this Agreement;

                           (iii) No offer to purchase the Debentures or the
                  common stock of Seller issuable upon conversion of the Debentures (collectively, the "Securities"), was made by Buyer in the United States;

                           (iv) Buyer is purchasing the Securities for its own
                  account and Buyer is qualified to purchase the Securities under the laws of its jurisdiction of residence, and the offer and sale of the Securities will not violate the securities or other laws of such jurisdiction;

                           (v) All offers and sales of any of the Securities by
                  Buyer prior to the end of the Restricted Period (as hereinafter defined) shall be made in compliance with any applicable securities laws of any applicable jurisdiction and in accordance with Rule 903 and 904, as applicable, of Regulation S or pursuant to registration of the Securities under the 1933 Act or pursuant to an exemption from registration. In any case, none of the Securities have been and will be offered or sold by Buyer to, or for the account or benefit of, a U.S. Person or within the United States until after the end of the forty (40) day period commencing on the later of (x) the date of closing of the offering of the Securities or (y) the date of the first offer of the Securities to persons other than distributors (the "Restricted Period"), as certified by Buyer to Seller, and thereafter only pursuant to a Registration Statement or an applicable exemption from registration;

                           (vi) The transactions contemplated by this Agreement
                  (a) have not been and will not be pre-arranged by Buyer with a purchaser located in the United States or a purchaser which is a U.S. Person, and (b) are not and will not be part of a plan or scheme by Buyer, to evade the registration provisions of the 1933 Act;

                           (vii) Buyer understands that the Securities are not
                  registered under the 1933 Act and are being offered and sold to it in reliance on specific exclusions from the registration requirements of Federal and State securities laws of the United States, and that Seller is relying upon the truth and accuracy of the representations, warranties, agreements, acknowledgments and understandings of Buyer set forth herein in order to determine the applicability of such exclusions and the suitability of Buyer and any purchaser from Buyer to acquire the Securities;

                           (viii) Buyer shall take all reasonable steps to
                  ensure its compliance with Regulation S and shall promptly send to each purchaser who acts as a distributor, dealer or a person receiving a selling concession, fee or other remuneration in respect of any of the Securities, who purchases prior to the expiration of the Restricted Period referred to in subparagraph (v) above, a confirmation or other notice to the purchaser stating that the purchaser is subject to the same restrictions on offers and sales as Buyer pursuant to Section 903(c)(2)(iv) of Regulation S;

                           (ix) Buyer has not conducted and shall not conduct
                  any "directed selling efforts" as that term is defined in Rule 902(b) of Regulation S; nor has Buyer conducted any general solicitation relating to the offer and sale of any of the Securities in the United States or elsewhere;

                           (x) This Agreement has been duly authorized, validly
                  executed and delivered on behalf of Buyer and is a valid and binding agreement in accordance with its terms, subject to general principals of equity and to bankruptcy or other laws affecting the enforcement of creditors' rights generally;

                           (xi) The execution and delivery of this Agreement and
                  the consummation of the purchase of the Securities, and the transactions contemplated by this Agreement do not and will not conflict with or result in a breach by Buyer of any of the terms or provisions of, or constitute a default under, the articles of incorporation or by-laws (or similar constitutive documents) of Buyer or any indenture, mortgage, deed of trust, or other material agreement or instrument to which Buyer is a party or by which it or any of its properties or assets are bound, or any existing applicable law, rule or regulation of the United States or any State thereof or any applicable decree, judgment or order of any Federal or State court, Federal or State regulatory body, administrative agency or other United States governmental body having jurisdiction over Buyer or any of its properties or assets;

                           (xii) All invitations, offers and sales of or in
                  respect of, any of the Securities, by Buyer and any distribution by Buyer of any documents relating to any offer by it of any of the Securities will be in compliance with applicable laws and regulations and will be made in such a manner that no prospectus need be filed and no other filing need be made by Seller with any regulatory authority or stock exchange in any country or any political sub-division of any country;

                           (xiii) Buyer will not make any offer or sale of the
                  Securities by any means which would not comply with the laws and regulations of the territory in which such offer or sale takes place or to which such offer or sale is subject or which would in connection with any such offer or sale impose upon Seller any obligation to satisfy any public filing or registration requirement or provide or publish any information of any kind whatsoever or otherwise undertake or become obligated to do any act;

                           (xiv) Neither the Buyer nor any of its affiliates has
                  entered, has the intention of entering, or will during the Restricted Period enter into any put option, short position or other similar instrument or position with respect to any of the Securities or securities of the same class as the Securities;

                           (xv) the Buyer (or others for whom it is contracting
                  hereunder) has been advised to consult its own legal and tax advisors with respect to applicable resale restrictions and applicable tax considerations and it (or others for whom it is contracting hereunder) is solely responsible (and the Seller is not in any way responsible) for compliance with applicable resale restrictions and applicable tax legislation;

                           (xvi) No Government Recommendation or Approval. Buyer
                  understands that no Federal or State or foreign government agency has passed on or made any recommendation or endorsement of the Securities;

                           (xvii) Current Public Information. Buyer acknowledges
                  that it and its advisors, if any, have been furnished with all publicly available materials relating to the business,

                  finances and operations of Seller and all publicly available materials relating to the offer and sale of the Securities, in each case which have been requested by Buyer. Buyer further acknowledges that it and its advisors, if any, have had the opportunity to ask questions of the Seller regarding the business, operations and financial condition of Seller, and have received complete and satisfactory answers to such inquiries;

                           (xviii) Buyer's Sophistication. Buyer acknowledges
                  that the purchase of the Securities involves a high degree of risk, including the total loss of Buyer's investment. Buyer has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of purchasing the Securities and is capable of bearing a complete loss of its investment hereunder; and

                           (xix) Tax Status. Buyer is not a "10-percent
                  Shareholder" (as defined in Section 871(h)(3)(B) of the U.S. Internal Revenue Code) of Seller.

         3.       Seller Representations and Covenants.

                  (a) Reporting Company Status. Seller is a "Reporting Issuer" as defined by Rule 902 of Regulation S. Seller has registered its Common Stock, $.001 par value per share (the "Common Stock"), pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and the Common Stock is listed and trades on NASDAQ Small Cap Market. Seller has filed all reports required to be filed pursuant to all reporting obligations under either
Section 13(a) or 15(d) of the Exchange Act for a period of at least twelve (12) months immediately preceding the offer or sale of the Securities (or for such shorter period that Seller has been required to file such material). The Seller will file a Form 8-K relating to this transaction in accordance with its obligations under the Exchange Act.

                  (b) Current Public Information. Seller has furnished Buyer with copies of its most recent reports, as amended, filed under the Exchange Act referred to in Section 3(a) above, and such other publicly available documents as requested by Buyer. There has not occurred any event which has had a material adverse effect on the business, properties and operations of the Seller since the filing of the Seller's Form 10-QSB for the quarterly period ended June 30, 1997.

                  (c) Offshore Transaction. Seller has not offered any of the Securities to any person in the United States, or any identifiable groups of U.S. citizens abroad as such terms are used in Regulation S.

                           (i) At the time the buy order was originated, Seller
                  and/or its agents reasonably believe the Buyer was outside of the United States and was not a U.S.
                  person, based on the representations of Buyer.

                           (ii) Seller and/or its agents reasonably believe that
                  the transaction has not been pre-arranged with a buyer in the United States, based on the representations of Buyer.

                           (iii) No offer to buy or sell the Securities was or
                  will be made by Seller to any person in the United States.

                           (iv) The sale of the Securities by Seller pursuant to
                  this Agreement will be made in accordance with the provisions and requirements of Regulation S provided that the representations and warranties of (i) Buyer in Section 2 hereof and (ii) the Broker contained in the Agreement dated October __, 1997 between Seller and __________________________
                  (the "Broker Agreement") are true and correct.

                           (v) The transactions contemplated by this Agreement
                  (a) have not been and will not be pre-arranged by Seller with a purchaser located in the United States or a purchaser which is a U.S. Person, and (b) are not and will not be part of a plan or scheme by Seller to evade the registration provisions of the 1933 Act.

                  (d) No Directed Selling Efforts. In regard to this transaction, Seller has not conducted any "directed selling efforts" as that term is defined in Rule 902 of Regulation S nor has Seller conducted any general solicitation relating to the offer and sale of any of the Securities in the United States or elsewhere based in part upon the representations and warranties of Broker in the Broker Agreement.

                  (e) Concerning the Securities. The issuance, sale and delivery of the Debentures have been duly authorized by all required corporate action on the part of Seller, and when issued, sold and delivered in accordance with the terms hereof and thereof for the consideration expressed herein and therein, will be duly and validly issued, fully paid and non-assessable. The Common Stock issuable upon conversion of the Debenture has been or will be duly and validly reserved for issuance and, upon issuance in accordance with the terms of the Debentures, shall be duly and validly issued, fully paid, and non-assessable and will not subject the holders thereof, if such persons are non-U.S. Persons, to personal liability by reason of being such holders. There are no pre-emptive rights of any shareholder of Seller except as otherwise disclosed in the reports filed by the Company with the Securities and Exchange Commission.

                  (f) Subscription Agreement. This Agreement has been duly authorized, validly executed and delivered on behalf of Seller and is a valid and binding agreement in accordance with its terms, subject to general principles of equity and to bankruptcy or other laws affecting the enforcement of creditors' rights generally.

                  (g) Non-contravention. The execution and delivery of this Agreement and the consummation of the issuance of the Securities and the transactions contemplated by this Agreement do not and will not conflict with or result in a breach by Seller of any of the terms or provisions of, or constitute a default under, the articles of incorporation or by-laws of Seller, or any material indenture, mortgage, deed of trust, or other material agreement or instrument to which Seller is a party or by which it or any of its material properties or assets are bound, or any existing applicable law, rule or regulation of the United States or any State thereof or any applicable decree, judgment or order of any Federal or State court, Federal or State regulatory body, administrative agency or other United States governmental body having jurisdiction over Seller or any of its properties or assets, the violation of which would have a material adverse effect on Seller.

                  (h) Approvals. Other than any additional listing application for the issuance of the shares of Common Stock upon conversion of the Debentures, Seller is not aware of any authorization, approval or consent of any governmental body which is legally required for the issuance and sale of the Debentures and the Common Stock issuable upon conversion thereof to persons who are non-U.S. Persons, as contemplated by this Agreement, so long as the sale of the Debenture and Common Stock are made in accordance with the rules and regulations of Regulation S.

         4. Exemption; Reliance on Representations. Buyer understands that the offer and sale of the Securities are not being registered under the 1933 Act. Seller and Buyer are relying on the rules governing offers and sales made outside the United States pursuant to Regulation S.

         5.       Transfer Agent Instructions.

                  (a) Debentures. Upon the conversion of the Debentures, the holder thereof shall submit such Debenture with a notice of conversion to the Seller and the Seller shall instruct Seller's transfer agent to issue one or more Certificates representing that number of shares of Common Stock into which the Debenture or Debentures are convertible in accordance with the provisions regarding conversion set forth in the Debenture. The Seller or its designees shall act as Debenture Registrar and shall maintain an appropriate ledger containing the necessary information with respect to each Debenture.

                  (b) Common Stock to be Issued Without Restrictive Legend. Upon the conversion of any Debenture by a person who is a non-U.S. Person, Seller shall instruct Seller's transfer agent to issue Stock Certificates without restrictive legend in the name of Buyer (being a non-U.S. Person) and in such denominations to be specified at conversion representing the number of shares of Common Stock issuable upon such conversion, as applicable. Seller warrants that no instructions other than these instructions and instructions to impose a "stop transfer" instruction with respect to the certificates until the end of the Restricted Period have been given or will be given to the transfer agent and that the Common Stock issuable upon conversion of the Debentures in accordance with the terms thereof shall otherwise be freely transferable on the books and records of Seller subject to compliance with requirements of Regulation S. Nothing in this Section 5, however, shall affect in any way Buyer's or such nominee's obligations and agreements to comply with all applicable securities laws upon resale of the Securities.

         6. Registration. If upon conversion of Debentures effected by the Buyer pursuant to the terms of this Agreement the Company fails to issue certificates for shares of Common Stock issuable upon such conversion (the "Underlying Shares") to the Buyer bearing no restrictive legend for any reason other than
(i) the Company's reasonable good faith belief that the representations and warranties made by the Buyer in this Agreement or the Notice of Conversion were untrue when made, or are untrue at the time of question, (ii) failure by the Buyer to comply with the rules of Regulation S, or (iii) if the restricted period under Regulation S is extended, then the Company shall be required, at the request of the Buyer and at the Company's expense, to effect the registration of the Underlying Shares issuable upon conversion of the Debentures under the Act and relevant Blue Sky laws as promptly as is practicable on Form S-3. The Company and the Buyer shall cooperate in good faith in connection with the furnishing of information required for such registration and the taking of such other actions as may be legally or commercially necessary in order to effect such registration. The Company shall file a registration statement within 60 days of Buyer's demand therefor and shall use its reasonable best efforts to cause such registration statement to become effective as soon as practicable thereafter. Such best efforts shall include, but not be limited to, promptly responding to all comments received from the staff of the Securities and Exchange Commission, providing Buyer's counsel with a contemporaneous copy of all written communications from and to the staff of the Securities and Exchange Commission with respect to such registration statement and promptly preparing and filing amendments to such registration statement which are responsive to the comments received from the staff of the Securities and Exchange Commission. Once declared effective by the Securities and Exchange Commission, the Company shall cause such registration statement to remain effective until the earlier of (i) the sale by the Buyer of all Underlying Shares registered or (ii) 120 days after the effective date of such registration statement. The foregoing shall not in any way limit Buyer's rights in connection with the Common Stock pursuant to Regulation S.

         7. Delivery Instructions. The Debentures being purchased hereunder shall be delivered to the Buyer at such time and place as shall be mutually agreed by Seller and Buyer.

         8. Conditions To Seller's Obligation To Sell. Seller's obligation to sell the Debentures is conditioned upon:


                  (a) The receipt and acceptance by Buyer of this Agreement as evidenced by execution of this Agreement by Buyer.

                  (b) Delivery into the Seller's account of good funds by Buyer as payment in full of the purchase price of the Debentures.

         9. Conditions To Buyer's Obligation To Purchase. Buyer's obligation to purchase the Debentures is conditioned upon:

                  (a) The receipt and acceptance by Seller of this Agreement as evidenced by execution of this Agreement by the duly authorized officer of Seller.

                  (b) Delivery of the Debentures as described herein.

         10. Offering Materials. All offering materials and documents used in connection with offers and sales of the Securities prior to the expiration of the Restricted Period referred to in Section 2(v) hereof shall include statements to the effect that the Securities have not been registered under the 1933 Act or applicable state securities laws, and that neither Buyer, nor any direct or indirect purchaser of the Securities from Buyer, may directly or indirectly offer or sell the Securities in the United States or to U.S. Persons (other than distributors) unless the Securities are registered under the 1933 Act and any applicable state securities laws, or any exemption from the registration requirements of the 1933 Act or such state securities laws is available. Such statements shall appear (1) on the cover of any prospectus or offering circular used in connection with the offer or sale of the Securities,
(2) in the underwriting section of any prospectus or offering circular used in connection with the offer or sale of the Securities, and (3) in any advertisement made or issued by Seller, Buyer, any other distributor, any of their respective affiliates, or any person acting on behalf of any of the foregoing and in accordance with 902(h)(2) of Regulation S.

         11. No Shareholder Approval. Seller hereby agrees that from the Closing Date until the issuance of Common Stock upon the conversion of the Debentures, Seller will not take any action in respect of the Securities which would require Seller to seek shareholder approval of the issuance of the Securities unless such shareholder approval is required by law or regulatory body (including but not limited to the NASDAQ Stock Market, Inc.) as a result of the issuance of the Securities hereunder.

         12. Miscellaneous.

                  (a) Except as specifically referenced herein, this Agreement constitutes the entire contract between the parties, and neither party shall be liable or bound to the other in any manner by any warranties, representations or covenants except as specifically set forth herein. Any previous agreement among the parties related to the transactions described herein is superseded hereby.

The terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties hereto. Nothing in this Agreement, express or implied, is intended to confer upon any party, other than the parties hereto, and their respective successors and assigns, any rights, remedies, obligations or liabilities under or by reason of this Agreement, except as expressly provided herein.

                  (b) Buyer is an independent contractor, and is not the agent of Seller. Buyer is not authorized to bind Seller, or to make any representations or warranties on behalf of Seller.

                  (c) Seller makes no representations or warranties with respect to Seller, its finances, assets, business prospects or otherwise. Buyer will advise each purchaser, if any, and potential purchaser of the Securities, of the foregoing sentence, and that such purchaser is relying on its own investigation with respect to all such matters.

                  (d) All representations and warranties contained in this Agreement by Seller and Buyer shall survive the closing of the transactions contemplated by this Agreement.

                  (e) This Agreement shall be construed in accordance with the laws of New York (without regard to conflicts of law principles) and shall be binding upon the successors and permitted assigns of each party hereto. This Agreement may be executed in counterparts, and the facsimile transmission of an executed counterpart to this Agreement shall be effective as an original.

                  (f) Buyer agrees to indemnify and hold Seller harmless from any and all claims, damages and liabilities arising from Buyer's breach of its representations and/or covenants set forth herein.

            [The remainder of this page is intentionally left blank.]

                  IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first set forth above.

                                        Official Signatory of Seller:

                                        Byron Preiss Multimedia Company, Inc.



                                        By:___________________________________

                                        Title:________________________________



                                        Official Signatory of Buyer:

                                        ______________________________________


                                        By:___________________________________

                                        Title:________________________________



                                        Address of Buyer:

                                        ______________________________________

                                        ______________________________________

                                        ______________________________________